                                                                    Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 4, 2002 is between Hewitt Associates, Inc., a Delaware corporation (the "Corporation"), and Hewitt Holdings LLC, an Illinois limited liability company ("Holdings").

                                    RECITALS

     A. Holdings has agreed to transfer all the ownership interests of Hewitt Associates LLC, an Illinois limited liability company ("Associates LLC"), in exchange for 76,697,436 shares of the Corporation's Class B common stock, par value $0.01 (the "Class B Common Stock") pursuant to an Ownership Interest Transfer Agreement (the "Ownership Transfer Agreement"); provided that certain registration rights are granted to Holdings.

     B. The Corporation deems it desirable to grant certain registration rights to Holdings in order to induce Holdings to transfer the ownership interests of Associates LLC.

                                   AGREEMENTS

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

         "Agreement" has the meaning set forth in the preamble.

         "Board" means the board of directors of the Corporation.

         "Business Amalgamation Agreement" means the Business Amalgamation Agreement between the partners of Bacon & Woodrow signatory thereto and Holdings.

         "Class A Common Stock" means the Class A common stock of the Corporation, par value $0.01 per share.

         "Class B Common Stock" has the meaning set forth in the Preamble.

         "Class C Common Stock" means the Class C common stock of the Corporation, par value $0.01 per share.

         "Commission" means the Securities and Exchange Commission.
"Common Stock" means the Class A Common Stock, the Class B Common Stock and the Class C Common Stock of the Corporation.

         "Corporation" has the meaning set forth in the preamble.

                                                                    Exhibit 10.3

         "Corporation-Paid Demand Registrations" has the meaning set forth in
Section 2(b) hereof.

         "Demand Registration" has the meaning set forth in Section 2(a) hereof.

         "Independent Directors" means the non-employee directors of the Board.

         "Long-Form Registration" has the meaning set forth in Section 2(a) hereof.

         "Ownership Transfer Agreement" has the meaning set forth in the Preamble.

         "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "Registrable Shares" means, at any time, shares of Class A Common Stock issued or issuable upon the conversion of the 70,819,520 shares of Class B Common Stock issued pursuant to Holdings under the Ownership Transfer Agreement, the 3,725,929 shares of Class A Common Stock issued to key employees of the Corporation, the shares of Common Stock issued in exchange for the 1,400,000 shares of Series A Preferred Stock issued to the former partners of Bacon & Woodrow under the Business Amalgamation Agreement; provided, however, that Registrable Shares shall not include any shares of Common Stock that have been sold to the public either pursuant to a registration statement declared effective by the Commission pursuant to the Securities Act or pursuant to Rule 144 promulgated under the Securities Act.

         "Registration Expenses" has the meaning ascribed to it in Section 5 of this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Short-Form Registration" has the meaning set forth in Section 2(a) hereof.

         "Subsidiary" means any Person of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

     2.  Demand Registrations.

         (a) Requests for Registration. Subject to Section 2(e), following the expiration of a twelve (12) month period after the consummation of the Corporation's initial public offering of Class A Common Stock, Holdings may request (except as otherwise provided herein) an underwritten registration under the Securities Act of up to 12% of its Registrable

                                                                    Exhibit 10.3


Shares on Form S-1 or Form S-2 or any similar long-form registration statement ("Long-Form Registration") or on Form S-3 or any similar short-form registration statement ("Short-Form Registration"), if available. Within 10 days after receipt of any request pursuant to this Section 2(a), the Corporation shall send notice to the holders of Registrable Shares of such request and the Corporation will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 21 days after the Corporation's notice has been given for Long Form Registration and within 21 days after the Corporation's notice has been given for Short Form Registration. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations". Once the Corporation has become subject to the reporting requirements of the Securities Exchange Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Shares. The Demand Registrations shall each be an underwritten public offering, and if the underwriter for marketing or other reasons requests the inclusion in the registration statement of information that is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Corporation will provide such information as may be reasonably requested for inclusion by the underwriter in the Short-Form Registration.

         (b) Registration Expenses. The Corporation will pay all Registration Expenses for up to three Demand Registration requested by Holdings pursuant to
Section 2(a) (the "Corporation-Paid Demand Registrations"). A registration will not count as the Corporation-Paid Demand Registration until and unless it has become effective.

         (c) Priority on Demand Registrations. Subject to Section 2(e), if the managing underwriters in a Demand Registration advise the Corporation in writing that in their opinion the inclusion of the number of Registrable Shares and other securities requested to be included in such offering creates a substantial risk that the price per share of Class A Common Stock to be sold in the offering will be reduced, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold in such offering without creating such a risk.

                                                                    Exhibit 10.3

         (d) Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Holdings will have the right to select the managing underwriters to administer any offering of Registrable Shares in which the Corporation does not participate as a seller, subject to the prior approval of the Corporation, which approval shall not be unreasonably withheld, and the Corporation will have such right, in its sole discretion, in any offering in which it does participate as a seller.

         (e) Restrictions on Registrations.

             (i) Notwithstanding the provisions of this Section 2, the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2: (A) if Holdings proposes to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than five million dollars ($5,000,000); (B) if the Corporation has, within the six (6) month period preceding the date of such request, already effected a registration for Holdings pursuant to this Section 2 and such registration has been declared or ordered effective, (D) after the Corporation has effected three (3) registrations pursuant to this Section 2, and such registrations have been declared or ordered effective and been maintained effective as provided herein; or (D) if the Independent Directors determine that such registration would be contrary to the best interest of the Corporation. The Independent Directors may consider several factors in making such determination including stock price performance, equity market conditions and the Corporation's operating results.

             (ii) The Corporation will not be obligated to effect any Demand Registration within six (6) months after the effective date of a previous Demand Registration.

         (f) Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not Holdings has elected to include securities in such registration upon determination by the Independent Directors of Corporation that such registration would be contrary to the best interest of the Corporation. The Registration Expenses of such withdrawn registration shall be borne by the Corporation.

     3.  Holdback Agreements.
         -------------------

         (a) Holdings hereby agrees that it shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Holdings (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Corporation filed under the Securities Act; provided that:

                                                                    Exhibit 10.3

             (i) such agreement shall not apply to any shares of Common Stock (or other securities) purchased in the initial public offering or purchased in the open market following the initial public offering; and

             (ii) the executive officers and directors of the Corporation enter into similar agreements.

         Holdings agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or any underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative or representatives of the underwriters, Holdings shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this paragraph shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future pursuant to Rule 145 of the Securities Act.

         (b) Nothing herein shall prevent Holdings from making a distribution of Registrable Shares to its owners, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent Holdings would be so bound.

     4.  Registration Procedures.
         -----------------------

         (a) Subject to Section 2(a), whenever Holdings has requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

             (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by Holdings set forth in such registration statement, but in no event for a period in excess of 6 months;

             (iii) furnish to Holdings and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Holdings or underwriters may reasonably

                                                                    Exhibit 10.3


request in order to facilitate the disposition of the Registrable Shares owned by Holdings or the sale of such securities by such underwriters;

             (iv) use its best efforts to register or qualify such Registrable Shares under such other securities laws of such jurisdictions as Holdings reasonably requests and do any and all other acts and things which may be necessary or desirable to enable Holdings to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by Holdings (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

             (v) use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed, or if no similar securities issued by the Corporation are then listed on a securities exchange, either a national securities exchange or the New York Stock Exchange, as selected by the Corporation;

             (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

             (vii) enter into customary agreements (including underwriting agreements) and take all such other actions as Holdings or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares);

             (viii) make available for inspection by Holdings, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

             (ix) notify Holdings, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

             (x) notify Holdings of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

             (xi) prepare and file with the Commission, promptly upon the request of Holdings, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by Holdings, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by Holdings;

             (xii) prepare and promptly file with the Commission and promptly notify Holdings of the filing of such amendment or supplement to such registration statement or

                                                                    Exhibit 10.3



prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

             (xiii) advise Holdings, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

             (xiv) in case of a Demand Registration, at least 48 hours, and with respect to any other registration, as soon as reasonably practicable, prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to Holdings and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by Holdings shall have reasonably objected, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any material liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

             (xv) at the request of Holdings in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (A) an opinion of counsel, addressed to the underwriters and Holdings, covering such matters as such underwriters and Holdings may reasonably request; and (B) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and Holdings, covering such matters as such underwriters and Holdings may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

         (b) The Corporation may require Holdings to furnish to the Corporation such information regarding the distribution of such securities and such other information relating to Holdings and its ownership of Registrable Shares as the Corporation may from time to time reasonably request in writing. Holdings agrees to furnish such information to the Corporation and to cooperate with the Corporation as reasonably necessary to enable the Corporation to comply with the provisions of this Agreement.

     5.  Registration Expenses.
         ---------------------

         (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and

                                                                    Exhibit 10.3


expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

         (b) In connection with any registration statement in which Registrable Shares are included, the Corporation will reimburse Holdings for the reasonable cost and expenses incurred by Holdings it in connection with such registration, including, but not limited to, reasonable fees and disbursements (not to exceed $25,000) of one counsel chosen by Holdings.

     6.  Indemnification.
         ---------------

         (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, Holdings, its officers and directors and each Person who controls Holdings (within the meaning of the Securities Act or the Securities Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 6(c)) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Corporation of any Federal or state securities laws; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of Holdings or any holder of Registrable Shares or any underwriter specifically for inclusion therein, (B) use of a registration statement or the related prospectus during a period when use of such prospectus has been suspended and Holdings has received prior notice of such suspension, or (C) if Holdings or a holder of Registrable Shares fails to deliver a prospectus, as them amended or supplemented, provided that the Corporation shall have delivered such prospectus, as then amended or supplemented. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of Holdings. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (b) In connection with any registration statement in which Holdings is, and/or holders of Registered Shares are participating, Holdings and/or any such holder will furnish to the Corporation in writing such information and affidavits as are required by applicable securities laws or as the Corporation reasonably requests for use in connection with any such

                                                                    Exhibit 10.3

registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act or the Securities Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 6(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holdings or a holder of Registrable Shares.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the fullest extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission; provided, that in no event shall the amounts payable in indemnity or contribution by Holdings under Section 6 exceed the net proceeds received by such Holder in the registered offering out of which such indemnification arises.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten pubic offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                                                    Exhibit 10.3

         (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7. Compliance with Rule 144 and Rule 144A. At any time and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under Section 13 or Section 15(d) of the Securities Exchange Act, the Corporation will (i) forthwith furnish to any holder upon request a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time (ii) make available to the public and such holders such information as will enable Holdings to make sales pursuant to Rule 144, and (iii) file with the Commission in a timely manner all reports and other documents required of the Corporation under The Exchange Act. Unless the Corporation is subject to Section 13 or
Section 15(d) of the Securities Exchange Act, the Corporation will provide to Holdings the information described in Rule 144A(d)(4) promulgated by the Commission.

     8. Adjustments Affecting Registrable Shares. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of Holdings to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration.

     9. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     10. Termination. This Agreement shall remain in full force and effect until the third anniversary of the date hereof.

     11. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and Holdings. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holdings and the Corporation.

     12. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement; provided, however, only Holdings shall be entitled to request a Demand Registration.

                                                                    Exhibit 10.3

     13. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     15. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     16. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally, or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon receipt, if delivered personally, or mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to Holdings, to the address set forth on the stock record books of the Corporation.

     If to the Corporation, to:

             Hewitt Associates, Inc.
             100 Half Day Road
             Lincolnshire, Illinois  60069
             Attention:  General Counsel

     17. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

     The remainder of this page has been intentionally left blank. Signature page follow.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first set forth above.

                             HEWITT ASSOCIATES, INC.

                             By: /s/ Dale L. Gifford
                                -----------------------------------------------
                             Name: Dale L. Gifford
                             Title: Chief Executive Officer

                             HEWITT HOLDINGS LLC

                             By:/s/ Gerald I. Wilson
                                ------------------------------------------------
                             Name: Gerald I. Wilson
                             Title:  Chairman of the Executive Committee and
                                     and Authorized Representative